As filed with the Securities and Exchange Commission on April 12, 2001

                                             1933 Act Registration No. 333-79529
                                             1940 Act Registration No. 811-09367

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

         Pre-Effective Amendment No.                                   [ ]
                                       ---
         Post-Effective Amendment No.  2                              [X]
                                       ---

                                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

         Amendment No.    3                                            [X]
                         ---

JNL VARIABLE FUND V LLC
--------------------------------------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)

225 WEST WACKER DRIVE, SUITE 1200, CHICAGO, ILLINOIS 60606
--------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (312) 338-5801
--------------------------------------------------------------------------------
Patrick Garcy, Esq.                 with a copy to:
JNL Variable Fund V LLC
Assistant Vice President            Blazzard, Grodd & Hasenauer, P.C.
1 Corporate Way                     P.O. Box 5108
Lansing, Michigan  48951            Westport, CT 06881
--------------------------------------------------------------------------------
         (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     immediately upon filing pursuant to paragraph (b)
---
 X   on   May 1, 2001 pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on (date)pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to --- paragraph (a)(2) of Rule 485.
     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

                             JNL VARIABLE FUND V LLC
                    REFERENCE TO ITEMS REQUIRED BY FORM N-1A

                                                 Caption in Prospectus or
                                                 Statement of Additional
                                                 Information relating to
N-1A Item                                        each Item
---------                                        --------------------------

Part A.  Information Required in a Prospectus    Prospectus

1. Front and Back Cover Pages                    Front and Back Cover Pages

2. Risk/Return Summary:  Investments,            About the JNL/First Trust The
   Risks, and Performance                        Target 10 Series

3. Risk/Return Summary:  Fee Table               Not Applicable

4. Investment Objectives, Principal              About the JNL/First Trust The
   Investment Strategies, and Related Risks      Dow Target 10 Series

5. Management's Discussion of Fund               Not Applicable
   Performance

6. Management, Organization and Capital          Management of the Fund;
   Structure                                     Investment in Fund Interests

7. Shareholder Information                       Investment in Fund Interests;
                                                 Redemption of Fund Interests;
                                                 Tax Status

8. Distribution Arrangements                     Not Applicable

9. Financial Highlights Information              Financial Highlights


Part B. Information Required in a                Statement of
  Statement of Additional Information            Additional Information

10.Cover Page and Table Of Contents              Cover Page and Table of
                                                 Contents

11.Fund History                                  General Information and History

12.Description of the Fund and Its               Common Types of Investments and
   Investments and Risks                         Management Practices;
                                                 Additional Risk Considerations;
                                                 Investment Restrictions

13.Management of the Fund                        Management of the Fund

14.Control Persons and Principal Holders         Management of the Fund
   of Securities

15.Investment Advisory and Other Services        Investment Advisory and Other
                                                 Services

16.Brokerage Allocation and Other Practices      Investment Advisory and Other
                                                 Services

17.Capital Stock and Other Securities            Purchases, Redemptions and
                                                 Pricing of Interests;
                                                 Additional Information

18.Purchase, Redemption and Pricing of           Purchases, Redemptions and
   Shares                                        Pricing of Interests

19.Taxation of the Fund                          Tax Status

20.Underwriters                                  Not Applicable

21.Calculation of Performance Data               Performance

22.Financial Statements                          Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                                   PROSPECTUS
                                   May 1, 2001


                       JNL(R) VARIABLE FUND V LLC 225 West
                     Wacker Drive o Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in the JNL Variable Fund V LLC (Fund).

The interests of the Fund are sold to Jackson National Separate Account V to fund the benefits of variable annuity contracts. The Fund currently offers interests in the following Series:

         JNL/First Trust The DowSM Target 10 Series

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

For more detailed information about the Fund and the Series, see the Fund's Statement of Additional Information (SAI) , which is incorporated by reference into this prospectus.

"Dow Jones", "Dow Jones Industrial AverageSM", "DJIASM", and "The Dow 10SM" are service marks of Dow Jones & Company, Inc. (Dow Jones). Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks for use in connection with the JNL/First Trust The Dow Target 10 Series.

Dow Jones does not:
      o Sponsor, endorse, sell or promote the JNL/First Trust The Dow Target 10 Series.
      o Recommend that any person invest in the JNL/First Trust The Dow Target 10 Series or any other securities.
      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the JNL/First Trust The Dow Target
          10 Series.
      o Have any responsibility or liability for the administration, management or marketing of the JNL/First Trust The Dow Target 10 Series.
      o Consider the needs of the JNL/First Trust The Dow Target 10 Series or the owners of the JNL/First Trust The Dow Target 10 Series in determining, composing or calculating the DJIA or have any obligation to do so.

------------------------------------------------------------------------------

Dow Jones will not have any liability in connection with the JNL/First Trust The Dow Target 10 Series. Specifically,

       o Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
       o The results to be obtained by the JNL/First Trust The Dow Target 10 Series, the owners of the JNL/First Trust The Dow Target 10 Series or any other person in connection with the use of the DJIA and the data included in the DJIA;
       o  The accuracy or completeness of the DJIA and its data;
       o The merchantability and the fitness for a particular purpose or use of the DJIA and its data; o Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;
       o Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between First Trust Advisors L.P. and Dow Jones is solely for their benefit and not for the benefit of the owners of the JNL/First Trust The Dow Target 10 Series or any other third parties.
------------------------------------------------------------------------------

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS

About the JNL/First Trust The DowSM Target 10 Series.......................1

   Investment Objective....................................................1

   Principal Investment Strategies.........................................1

   Principal Risks of Investing in The Dow Target 10 Series................1

   Additional Information About the Principal Investment Strategies, Other
   Investments and Risks of The Dow Target 10 Series.......................2

Management of the Fund.....................................................3

   Investment Adviser......................................................3

   Investment Sub-Adviser..................................................4

   Portfolio Management....................................................4

Administrative Fee.........................................................5

Investment in Fund Interests...............................................5

Redemption of Fund Interests...............................................5

Tax Status.................................................................6

   General.................................................................6

   Internal Revenue Services Diversification Requirements..................6

Hypothetical Performance Data for Target Strategy..........................7

Financial Highlights.......................................................9

              ABOUT THE JNL/FIRST TRUST THE DOWSM TARGET 10 SERIES

Investment Objective

The investment objective of the JNL/First Trust The DowSM Target 10 Series (The Dow Target 10 Series) is a high total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies


The Dow Target 10 Series seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial AverageSM (DJIA) which have the highest dividend yields on or about the business day before each Stock Selection Date. The ten companies will be selected annually, beginning January 1, 2001, and on each one year anniversary thereof (Stock Selection Date). The sub-adviser generally uses a buy and hold strategy, trading only on each Stock Selection Date and when cash flow activity occurs in the Series.


Principal Risks of Investing in The Dow Target 10 Series

An investment in The Dow Target 10 Series is not guaranteed. As with any mutual fund, the value of The Dow Target 10 Series' shares will change and you could lose money by investing in this Series. A variety of factors may influence its investment performance, such as:

         o Market risk. Because The Dow Target 10 Series invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in a particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

         o Non-diversification. The Dow Target 10 Series is "non-diversified" as such term is defined in the Investment Company Act of 1940, as amended, which means that the Series may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, The Dow Target 10 Series is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in The Dow Target 10 Series' total return and share price.

         o Limited management. The Dow Target 10 Series' strategy of investing in ten companies according to criteria determined on a Stock Selection Date prevents The Dow Target 10 Series from responding to market fluctuations. As compared to other funds, this could subject The Dow Target 10 Series to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent The Dow Target 10 Series from taking advantage of opportunities available to other funds.

In addition, the performance of The Dow Target 10 Series depends on the sub-adviser's ability to effectively implement the investment strategies of this Series.

Performance. The performance of the Series will vary from year to year. The Series performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.


Performance for the Series has not been included because the Series has not been in operation for a full fiscal year as of December 31, 2000.

Additional Information About the Principal Investment Strategies, Other Investments and Risks of The Dow Target 10 Series. The Dow Target 10 Series invests in the common stock of ten companies included in The DJIA. The ten common stocks will be chosen on or about the business day before each Stock Selection Date as follows:


         o the sub-adviser will determine the dividend yield on each common stock in The DJIA on or about the business day before the Stock Selection Date;

         o the sub-adviser will allocate approximately equal amounts of The Dow Target 10 Series to the ten companies in The DJIA that have the highest dividend yield;

         o the sub-adviser will determine the percentage relationship between the number of shares of each of the ten common stocks selected.

Between Stock Selection Dates, The Dow Target 10 Series will purchase and sell common stocks approximately according to the percentage relationship among the common stocks established on the prior Stock Selection Date.

The stocks in The Dow Target 10 Series are not expected to reflect the entire DJIA nor track the movements of The DJIA.

It is generally not possible for the sub-adviser to purchase round lots (usually 100 shares) of stocks in amounts that will precisely duplicate the prescribed mix of securities. Also, it usually will be impossible for The Dow Target 10 Series to be 100% invested in the prescribed mix of securities at any time. To the extent that The Dow Target 10 Series is not fully invested, the interests of the interest holders may be diluted and total return may not directly track the investment results of the prescribed mix of securities. To minimize this effect, the sub-adviser will generally try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by The Dow Target 10 Series will be amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the securities.

The sub-adviser will attempt to replicate the percentage relationship of securities when selling securities for The Dow Target 10 Series. The percentage relationship among the number of securities in The Dow Target 10 Series should therefore remain relatively stable. However, given the fact that the market price of such securities will vary throughout the year, the value of the securities of each of the companies as compared to the total assets of The Dow Target 10 Series will fluctuate during the year, above and below the proportion established on the annual Stock Selection Date. At the Stock Selection Date for The Dow Target 10 Series, new securities will be selected and a new percentage relationship will be established among the number of securities for the Series.

The sub-adviser may, but will not necessarily, utilize derivative instruments, such as options, futures contracts, forward contracts, warrants, indexed securities and repurchase agreements, for hedging and risk management.

Derivative instruments involve special risks. The Series sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying assets in order to realize the desired results from the investment. The value of derivatives may rise or fall more rapidly than other investments, which may increase the volatility of the Series depending on the nature and extent of the derivatives in the Series' portfolio. Additionally, if the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the Series' portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The investment objectives and policies of The Dow Target 10 Series are not fundamental and may be changed by the Board of Managers of the Fund, without interest holder approval.


Certain provisions of the Investment Company Act of 1940 limit the ability of the Series to invest more than 5% of the Series' total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (Securities Related Companies). The Fund has been granted by the Securities and Exchange Commission (SEC) an exemption from this limitation so that The Dow Target 10 Series may invest up to 10.5% of the Series' total assets in the stock of Securities Related Companies. The 10.5% standard will be based on the prices of Common Shares as of the first business day after the Stock Selection Date.

The Target Series will not invest in the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the subject of an announced business combination which is expected to be completed within six months after the Stock Selection Date.


The SAI has more information about The Dow Target 10 Series' authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Description of Index. The stocks included in The Dow Jones Industrial AverageSM are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

The portfolio of The Dow Target 10 Series consists of the common stocks of companies listed on the DJIA. Except as previously described, the publisher of the DJIA has not granted the Fund or the Fund's investment adviser a license to use its index. The Dow Target 10 Series is not designed or intended to result in prices that parallel or correlate with the movements in the DJIA and it is expected that its prices will not parallel or correlate with such movements. The publisher of the DJIA has not participated in any way in the creation of the Fund or the Series or in the selection of stocks in the Series.

Legislation. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in The Dow Target 10 Series or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in The Dow Target 10 Series. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Series or will not impair the ability of the issuers of the common stock held in the Series to achieve their business goals.





                             MANAGEMENT OF THE FUND

Investment Adviser

Under Delaware law and the Fund's Certificate of Formation and Operating Agreement, the management of the business and affairs of the Fund is the responsibility of the Board of Managers of the Fund.


Jackson National Asset Management, LLC (JNAM), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Fund and provides the Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom. JNAM is a successor to Jackson National Financial Services, Inc. which served as an investment adviser to the JNL Series Trust, a registered investment company, from its inception until July 1, 1998, when it transferred its duties as investment adviser to JNAM.

JNAM has selected First Trust Advisors L.P. as sub-adviser to manage the investment and reinvestment of the assets of the Series of the Fund. JNAM monitors the compliance of the sub-adviser with the investment objectives and related policies of The Dow Target 10 Series and reviews the performance of the sub-adviser and reports periodically on such performance to the Board of Managers of the Fund.

As compensation for its services, JNAM receives a fee from the Series. The fee is stated as an annual percentage of the net assets of the Series. The fee, which is accrued daily and payable monthly, is calculated on the basis of the average net assets of The Dow Target 10 Series. Once the average net assets of the Series exceed specified amounts, the fee is reduced with respect to such excess.

The Dow Target 10 Series is obligated to pay JNAM the following fee:



--------------------------------------------------------
Assets                                           Fees
--------------------------------------------------------
$0 to $500 million                               .75%
--------------------------------------------------------
$500 million to $1 billion                       .70%
--------------------------------------------------------
Over $1 billion                                  .65%
--------------------------------------------------------


Investment Sub-Adviser

First Trust Advisors L.P. (First Trust), an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for The Dow Target 10 Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust is also the portfolio supervisor of certain unit investment trusts sponsored by Nike Securities L.P. (Nike Securities) which are substantially similar to the Series in that they have the same investment objectives as the Series but have a life of approximately one year. Nike Securities specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, The First Trust Special Situations Trust, The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.


Under the terms of the Sub-Advisory Agreement between First Trust and JNAM, First Trust manages the investment and reinvestment of the assets of The Dow Target 10 Series, subject to the oversight and supervision of JNAM and the Board of Managers of the Fund. First Trust formulates a continuous investment program for the Series consistent with its investment objectives and policies outlined in this Prospectus. First Trust implements such programs by purchases and sales of securities and regularly reports to JNAM and the Board of Managers of the Fund with respect to the implementation of such programs.

As compensation for its services, First Trust receives a fee from JNAM, stated as an annual percentage of the net assets of The Dow Target 10 Series. The SAI contains a schedule of the management fees JNAM currently is obligated to pay First Trust out of the advisory fee it receives from The Dow Target 10 Series.


Portfolio Management

There is no one individual primarily responsible for portfolio management decisions for the Series. Investments are made under the direction of a committee.

                               ADMINISTRATIVE FEE


In addition to the investment advisory fee, The Dow Target 10 Series pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, manager fees and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.


                          INVESTMENT IN FUND INTERESTS


Interests in the Fund are currently sold to Jackson National Separate Account V, a separate account of JNL, 1 Corporate Way, Lansing, Michigan 48951, to fund the benefits under certain variable annuity contracts (Contracts). The Separate Account purchases interests in the Series at net asset value using premiums received on Contracts issued by JNL. Purchases are effected at net asset value next determined after the purchase order, in proper form, is received by the Fund's transfer agent. There is no sales charge.


Interests in the Fund are not available to the general public directly. The Dow Target 10 Series is managed by a sub-adviser who manages publicly available unit investment trusts having similar names and investment objectives. While the Series may be similar to, and may in fact be modeled after publicly available unit investment trusts, Contract purchasers should understand that the Series is not otherwise directly related to any publicly available unit investment trust. Consequently, the investment performance of publicly available unit investment trusts and the Series may differ substantially.

The net asset value per interest of The Dow Target 10 Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per interest is calculated by adding the value of all securities and other assets of the Series, deducting its liabilities, and dividing by the number of interests outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional shares of the Series (rounded to the nearest 1/1000 of a share). The Fund does not issue interest certificates.

                          REDEMPTION OF FUND INTERESTS

Jackson National Separate Account V redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Fund is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received.

The Fund may suspend the right of redemption only under the following unusual circumstances:

         o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

         o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

         o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

General

The Fund is a limited liability company with all of its interests owned by a single entity, Jackson National Separate Account V. Accordingly, the Fund is taxed as part of the operations of JNL and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. For a discussion of the tax status of the variable annuity policy, please refer to the prospectus for Jackson National Separate Account V.

Internal Revenue Service Diversification Requirements

The Series intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the variable annuity policies issued by Jackson National Separate Account V. The Sub-Advisory Agreement requires the Series to be operated in compliance with these diversification requirements. First Trust, as sub-adviser, reserves the right to depart from the investment strategy of The Dow Target 10 Series in order to meet these diversification requirements. See the SAI for more specific information.

              HYPOTHETICAL PERFORMANCE DATA FOR THE TARGET STRATEGY


Certain aspects of the investment strategy for The Dow Target 10 Series can be demonstrated using historical data. The following table illustrates the hypothetical performance of the investment strategy used by The Dow Target 10 Series and the actual performance of the DJIA. The table also shows how performance varies from year to year.


The information for the Target Strategy assumes that the Strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the first of the year. In addition, the performance information does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies, expenses or taxes. Any of such charges will lower the returns shown.

The returns shown below for the Target Strategy does not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of the sub-adviser. The returns may not reflect the impact that any material market or economic factors might have had if the Strategy had been used during the periods shown to actually manage client assets. During a portion of the period shown in the table below, the sub-adviser acted as the portfolio supervisor of certain unit investment trusts which employed strategies similar to the hypothetical strategy shown below.

The returns shown below for the Target Strategy are not a guarantee of future performance and should not be used to predict the expected returns on the Target Strategy. In fact, the hypothetical Target Strategy underperformed its respective index in certain years.



                     HYPOTHETICAL COMPARISON OF TOTAL RETURN

 Year                                 Target 10      DJIA
                                      Strategy
---------------------------------- ------------- ------------
1981                                     7.46%       -3.61%
1982                                    27.12%       26.85%
1983                                    39.07%       25.82%
1984                                     6.22%        1.29%
1985                                    29.54%       33.28%
1986                                    35.63%       27.00%
1987                                     5.59%        5.66%
1988                                    24.75%       16.03%
1989                                    26.97%       32.09%
1990                                    -7.82%       -0.73%
1991                                    34.20%       24.19%
1992                                     7.69%        7.39%
1993                                    27.08%       16.87%
1994                                     4.21%        5.03%
1995                                    36.85%       36.67%
1996                                    28.35%       28.71%
1997                                    21.68%       24.82%
1998                                    10.59%       18.03%
1999                                     5.06%       27.06%
2000                                     5.99%       -4.71%
---------------------------------- ------------- ------------

(1) The Target 10 Strategy for any given period was selected by ranking the dividend yields for each of the stocks as of the close of the prior period and dividing by the stock's market value on the last trading day on the exchange where that stock principally trades in the given period.

(2) The total return shown does not take into consideration any sales charges, commissions, expenses or taxes. Total return assumes that all dividends are reinvested semi-annually, and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table, over the 20 full years listed above, the Target 10 Strategy achieved an average annual total return of 18.02%. In addition, over this period, the Strategy achieved a greater average annual total return than that of the DJIA, which was 16.66%. Although the Strategy seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that the Strategy will achieve a better performance.

                              FINANCIAL HIGHLIGHTS


The following table provides selected per interest data for one interest of the Series. The information does not reflect any charges imposed by an Account investing in interests of the Series. You should refer to the appropriate Account prospectus for additional information regarding such charges.

The information for the period shown below has been audited by PricewaterhouseCoopers LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, in the Annual Report.

                                                                          Period from
                                                                           January 3,
                                                                            2000* to
                                                                           December 31,
                                                                              2000

------------------------------------------------------------------------------------------

Selected Per Share Data

Net asset value, beginning of period..............................      $    10.00
                                                                         -----------------
Income from operations:
  Net investment income ..........................................            0.20
  Net realized and unrealized gains on investments................            0.46
                                                                         -----------------
  Total income from operations....................................            0.66

                                                                         -----------------
Net asset value, end of period....................................      $    10.66

                                                                         =================

Total Return (a)..................................................            6.60%

Ratios and Supplemental Data:
  Net assets, end of period (in thousands)........................      $    4,071
  Ratio of expenses to average net assets (b).....................            0.85%
  Ratio of net investment income to average net assets (b) .......            2.72%
  Portfolio turnover..............................................           94.30%

------------------------------------------------------------------------------------------

*    Commencement of operations.
(a) Assumes investment at net asset value at the beginning of the period and a complete redemption of the investment at the net asset value at the end of the period. Total Return is not annualized for periods less than one year.
(b)      Annualized for periods less than one year.

                                   PROSPECTUS


                                   May 1, 2001


                           JNL(R) VARIABLE FUND V LLC


You can find more information about the Trust in:


         o The Fund's Statement of Additional Information (SAI) dated May 1, 2001, which contains further information about the Fund and the Series, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).


         o The Fund's Annual and Semi-Annual Reports to shareholders, which show the Series' actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Series' performance during the year covered by the report.

You may obtain a copy of the current SAI or the most recent Annual and Semi-Annual Reports without charge, or make other inquiries, by calling (800) 766-4683, or writing the JNL Variable Fund V LLC Service Center, P.O. Box 378002, Denver, Colorado 80237-8002.

You may also obtain information about the Fund (including its current SAI and most recent Annual and Semi-Annual Reports) from the SEC's Internet site (http://www.sec.gov), by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section in Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                                          File No.:  811-09367

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2001


                             JNL VARIABLE FUND V LLC

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Variable Fund V LLC Prospectus, dated May 1, 2001 (the "Prospectus"). The Prospectus may be obtained at no charge by calling (800) 766-4683, or writing P.O. Box 378002, Denver, Colorado 80237-8002.

                                TABLE OF CONTENTS


General Information and History..............................   2
Common Types of Investments and Management Practices.........   2
Additional Risk Considerations...............................   7
Investment Restrictions......................................   9
Management of the Fund.......................................  10
Performance..................................................  13
Investment Advisory and Other Services.......................  15
Purchases, Redemptions and Pricing of Interests..............  19
Additional Information.......................................  20
Tax Status...................................................  21
Financial Statements ........................................  22

                         GENERAL INFORMATION AND HISTORY

JNL Variable Fund V LLC (the "Fund") is a non-diversified, open-end management company organized as a Delaware limited liability company on January 26, 1999. The Fund offers interests in the JNL/First Trust The DowSM Target 10 Series (the "Series").

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective(s) and policies described in the Prospectus and in this SAI.

Bank Obligations. The Series may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Series may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. The Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings, the Series may mortgage or pledge securities in amounts up to 15% of its net assets.

Cash Position. The Series may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. For temporary, defensive purposes, the Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Commercial Paper. The Series may invest in commercial paper. Commercial paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs. Such notes may have fixed or variable rates.

Common and Preferred Stocks. The Series may invest in common and/or preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Futures and Options. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. The Series may purchase or sell call and put options on securities and financial indices, and may invest in futures contracts on financial indices, including interest rates or an index of U.S. Government securities, or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Series' income.

The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations adopted by the Commodity Futures Trading Commission (CFTC), the Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

Hybrid Instruments. The Series may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. The Series may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities not determined to be liquid in accordance with guidelines established by the Fund's Board of Managers; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions.

Money Market Funds. The Series may invest in shares of money market funds to the extent permitted by the Investment Company Act of 1940, as amended.

Portfolio Turnover. To a limited extent, the Series may engage in short-term transactions if such transactions further its investment objective. The Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

Repurchase Agreements and Reverse Repurchase Agreements. The Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security. The Series must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Series may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, the Series, together with other registered investment companies having management agreements with a common investment adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When the Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

Securities Lending. The Series may also lend common stock to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Series will not lend common stock or other assets, if as a result, more than 33 1/3% of the Series' total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Series must receive any dividends or interest paid by the issuer on such securities; (c) the Series must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Series must receive either interest from the investment of collateral or a fixed fee from the borrower. The Series might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Series. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Series may experience delays in, or be prevented from, recovering the collateral. During the period that the Series seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Series may also incur expenses in enforcing its rights. If the Series has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

Security-related Issuers. The Fund has been granted exemptive relief from the Securities and Exchange Commission to allow the Series to invest more than 5% of their assets in the securities of any issuer that derives more than 15 percent of its gross revenue from "securities related activities" (as defined in rule 12d3-1 under the Investment Company Act of 1940).

Short Sales. The Series may sell securities short. A short sale is the sale of a security the Series does not own. It is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that the Series engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Managers, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the Security goes up, the Series will have to buy it back at a loss to make good on the borrowing.

U.S. Government Securities. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities. These include securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

U.S. Government Obligations. U.S. Government obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

Warrants. The Series may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase common stock at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Writing Covered Options on Securities. The Series may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain the Series' investment objective. Call options written by the Series give the holder the right to buy the underlying security from the Series at a stated exercise price; put options give the holder the right to sell the underlying security to the Series at a stated price.

The Series may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Series owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Series owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Series owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Series will maintain in a segregated account at the Series' custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Series' obligation under the option. The Series may also write combinations of covered puts and covered calls on the same underlying security.

The Series will receive a premium from writing an option, which increases the Series' return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Series will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

The Series may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Series will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Series.

                         ADDITIONAL RISK CONSIDERATIONS

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes the Series to additional investment risks and transaction costs. If the sub-adviser seeks to protect the Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, the Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


Insurance Law Restrictions. In connection with the Fund's agreement to sell interests in the Fund to Jackson National Separate Account V (Separate Account), Jackson National Asset Management, LLC (JNAM) and Jackson National Life Insurance Company (JNL) may enter into agreements with the Fund, required by certain state insurance departments, under which JNAM may agree to use its best efforts to assure and to permit JNL to monitor that the Series complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If the Series failed to comply with such restrictions or limitations, JNL would take appropriate action, which might include ceasing to make investments in the Fund and/or Series or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Fund's operations.


Investment Strategy Risks. The common stock selected for the Series generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The common stock may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stock will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stock will be maintained or that share prices will not decline further during the life of the Series, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the Series' investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either the Series' objective will be achieved or that the Series will provide for capital appreciation in excess of the Series' expenses. Because of the contrarian nature of the Series and the attributes of the common stock which caused inclusion in the portfolio, the Series may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategy for the Series has underperformed its index in certain years.

Litigation. Certain of the issuers of common stock may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health case expenditures, aggregate many billions of dollars.

In November 1998, certain companies in the U.S. tobacco industry, including Philip Morris, entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies and could adversely affect the Series.

Certain of the Series may include the common stock of Microsoft Corporation in their portfolios. Microsoft Corporation is currently engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include copyright infringement, unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. In the action brought against Microsoft by the U.S. Department of Justice, the United States District Court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercised monopoly power. The court also recently entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust laws. The next step in the litigation will be for the court to determine the penalties against Microsoft. The possible remedies that could potentially be considered by the court, according to industry experts, range from a possible breakup of Microsoft to remedies such as ordering the company to surrender its blueprint, or "source code," for its Windows operating software. Microsoft has stated that it will appeal this ruling following the penalties phase and final decree. It is possible that any remedy could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any penalty may have on Microsoft's business in the future or on the Series.

At any time, litigation may be instituted on a variety of grounds with respect to the common stock held in the Series portfolio. The Fund is unable to predict whether any litigation including the above-described litigation, that has been or will be instituted, might have a material adverse effect on the Fund.

                             INVESTMENT RESTRICTIONS

Fundamental Policies. The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The Investment Company Act of 1940 (1940 Act) defines a majority vote as the vote of the lesser of (i) 67% of the Fund interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding voting interests.

         (1)      The Series may not issue senior securities.

         (2) The Series will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of the Series' assets. In the case of any borrowing, the Series may pledge, mortgage or hypothecate up to 15% of its assets.

         (3) The Series will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

         (4) The Series will not purchase or sell real estate or interests therein.

         (5) The Series will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

         (6) The Series may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

The Series is not a "diversified company," as that term is defined in the Investment Company Act of 1940, as amended. There are no limitations on the concentration of the investments held by the Series in any particular industry or group of industries.

                             MANAGEMENT OF THE FUND

The officers of the Fund manage its day to day operations and are responsible to the Fund's Board of Managers. The Board of Managers of the Fund sets broad policies for the Series and chooses the Fund's officers. The following is a list of the Managers and officers of the Fund and a statement of their present positions and principal occupations during the past five years.


For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Variable Fund III LLC, JNL Variable Fund IV LLC, JNL Variable Fund V LLC, JNLNY Variable Fund I LLC, and JNLNY Variable Fund II LLC. Each of the Fund's Managers is also a Manager of each of the other funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

ANDREW B. HOPPING* (Age 42), 1 Corporate Way, Lansing, Michigan 48951
Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex President and Chief Executive Officer of the Fund and each of the other funds in the Fund Complex JNL Series Trust, Vice President (8/96 to 8/97) JNL Series Trust, Treasurer (8/96 to 8/97) JNL Series Trust, Chief Financial Officer (8/96 to 8/97) Jackson National Life Distributors, Inc., (1/98 to present) Jackson National Financial Services, LLC, President and Managing Board Member (3/98 to 1/01) Jackson National Asset Management, LLC, President and Managing Board Member (1/01 to present) Jackson National Life Insurance Company, Executive Vice President (7/98 to present) Jackson National Life Insurance Company, Chief Financial Officer (12/97 to present) Jackson National Life Insurance Company, Senior Vice President (6/94 to 7/98) National Planning Corporation, Vice President (5/98 to 7/98) Jackson National Life Distributors, Inc., Chief Financial Officer and Vice President (7/97 to present) National Planning Corporation, Director (6/97 to present) Jackson National Financial Services, Inc., CEO and President (7/97 to 5/98) Countrywide Credit, Executive Vice President (3/92 to 6/94)

MICHAEL BOUCHARD** (Age 45), 344 Fairfax, Birmingham, MI 48009

Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Sheriff, Oakland County, Michigan (1/99 to present) Senator State of Michigan (1991 to 1999)


DOMINIC D'ANNUNZIO** (Age 63), 100 Siena Way, Unit 1204, Naples, FL 34119 Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Acting Commissioner of Insurance for the State of Michigan, (8/97 to 5/98) Acting Commissioner of Insurance for the State of Michigan, (1/90 to 5/90) Acting Manager of Michigan State Accident Fund (9/89 to 12/89) Deputy Commissioner of the Office of Financial Analysis and Examinations (4/89 to 8/97) Deputy Commissioner of the Office of Market Standards (1/87 to 4/89)

MICHELLE ENGLER** (Age 43), 2520 Oxford Drive, Lansing, MI 48951

Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex First Lady of the State of Michigan (1991 to present) Chair, Michigan Community Service Commission (1991 to present)


ROBERT A. FRITTS* (Age 52) 1 Corporate Way, Lansing, Michigan 48951

Member of the Board of Managers of the Fund and each of the other funds in the Fund Complex Vice President, Treasurer and Chief Financial Officer of the Fund and each of the other funds in the Fund Complex JNL Series Trust, Assistant Treasurer (2/96 to August 1997) JNL Series Trust, Assistant Secretary (12/94 to 2/96) Jackson National Life Insurance Company, Vice President and Controller (8/82 to present)


THOMAS J. MEYER (Age 54) 1 Corporate Way, Lansing, Michigan 48951

Vice President, Secretary and Counsel of the Fund and each of the other funds in the Fund Complex Jackson National Life Insurance Company, Senior Vice President (7/98 to present) Jackson National Life Insurance Company, Secretary (9/94 to present) Jackson National Life Insurance Company, General Counsel (3/85 to present) Jackson National Life Insurance Company, Vice President (3/85 to 7/98)


MARK D. NERUD (Age 34) 225 West Wacker Drive, Suite 1200, Chicago, IL 60606 Vice President and Assistant Treasurer of the Fund and each of the other funds in the Fund Complex Jackson National Financial Services, LLC, Chief Financial Officer (3/98 to 1/01) Jackson National Financial Services, LLC, Managing Board Member (3/98 to 1/01) Jackson National Asset Management, LLC, Chief Financial Officer (1/01 to present) Jackson National Asset Management, LLC, Managing Board Member (1/01 to present) National Planning Corporation, Vice President (5/98 to present) Jackson National Financial Services, Inc., Director (1/98 to 5/98) Jackson National Financial Services, Inc., Chief Operating Officer (6/97 to 5/98) Jackson National Financial Services, Inc., Treasurer (6/97 to 5/98) Jackson National Life Distributors, Inc., Chief Operating Officer (6/97 to present) Jackson National Life Insurance Company, Vice President - Fund Accounting & Administration (1/00 to present) Jackson National Life Insurance Company, Assistant Vice President - Mutual Fund Operations (5/97 to 12/99) Jackson National Life Insurance Company, Assistant Vice President (10/96 to 4/97) Jackson National Life Insurance Company, Assistant Controller (10/96 to 4/97) Jackson National Life Insurance Company, Senior Manager - Mutual Fund Operations (4/96 to 10/96) Voyageur Asset Management Company, Manager - Mutual Fund Accounting (5/93 to 4/96)

SUSAN RHEE (Age 29) 1 Corporate Way, Lansing, MI 48951
Assistant Secretary of the Fund and each of the other funds in the Fund Complex Jackson National Financial Services, LLC, Secretary (1/00 to 1/01) Jackson National Asset Management, LLC, Secretary (1/01 to present) Jackson National Life Insurance Company, Senior Attorney (1/00 to present) Goldman, Sachs & Co., Associates (10/99 to 12/99) Van Eck Associates Corporation, Staff Attorney (9/97 to 10/99)


*Managers who are interested persons as defined in the 1940 Act. **New member of the Board of Managers as of May 11, 2000.

The officers of the Fund and the Managers who are "interested persons" as designated above receive no compensation from the Fund. Disinterested Managers will be paid $5,000 for each meeting of a fund in the Fund Complex that they attend. The disinterested Managers received the following compensation for services as a Manager during the fiscal year ended December 31, 1999:





                                               Pension or                         Total
                          Aggregate           Retirement       Estimated       Compensation
                    Compensation from the      Benefits          Annual       from Fund and
Manager              Adviser Accrued as      Accrued As     Benefits Upon      Fund Complex
                   Part of Fund Expenses    Part of Fund      Retirement     Paid to Managers
                                              Expenses
Joseph Frauenheim        $5,000               0                   0              $20,000
Richard McLellan         $5,000               0                   0              $20,000
Peter McPherson          $5,000               0                   0              $20,000
Michael Bouchard        $20,000               0                   0              $20,000
Dominic D'Annunzio      $20,000               0                   0              $20,000
Michelle Engler         $20,000               0                   0              $20,000

As of March 28, 2001, the officers and Managers of the Fund, as a group, owned less than 1% of the then outstanding interests of the Fund. To the extent required by applicable law, JNL will solicit voting instructions from owners of variable insurance or variable annuity contracts. All interests of the Series will be voted by JNL in accordance with voting instructions received from such variable contract owners. JNL will vote all of the interests which it is entitled to vote in the same proportion as the voting instructions given by variable contract owners, on the issues presented, including interests which are attributable to JNL's interest in the Fund.


                                   PERFORMANCE

The Series' historical performance may be shown in the form of total return. This performance measure is described below. Performance advertised for the Series may or may not reflect the effect of any charges that are imposed under a variable annuity contract (Contract) that is funded by the Fund. Such charges, described in the prospectus for the Contract, will have the effect of reducing the Series' performance.

Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Series.
The Series' standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission (SEC). Standardized average annual total return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. The standardized average annual total return for the Series for a specific period is found by first taking a hypothetical $1,000 investment (initial investment) in the Series' shares on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and the quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period.

The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Series has been in existence, if it has not been in existence for one of the prescribed periods.


The standardized average annual total return for each Series for the periods indicated was as follows:

                                                     Date of Initial
                                                      Investment in
                                                      Corresponding
                                                        Series to
                                                    December 31, 2000*

JNL/First Trust The DowSM Target 10 Division              6.60%

*Commenced operations on January 3, 2000.


Non-standardized total return may also be advertised. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment (initial investment) in the Series on the first day of the period and computing the end value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Series have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of the Series include general market conditions, operating expenses and investment management.

The Series' performance quotations are based upon historical results and are not necessarily representative of future performance. The Series' interests are sold at net asset value. Returns and net asset value will fluctuate. Shares of the Series are redeemable at the then current net asset value, which may be more or less than original cost.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Adviser. Jackson National Asset Management, LLC ("JNAM"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Fund. As investment adviser, JNAM provides the Fund with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("JNL"), which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

JNAM acts as investment adviser to the Series pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Fund, and (ii) the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. The Series is obligated to pay JNAM the following fees:


Assets                                   Fees
------                                   ----
$0 to $500 million                       .75%
$500 million to $1 billion               .70%
Over $1 billion                          .65%


The fee paid by the Fund to JNAM pursuant to the Investment Advisory and Management Agreement for the fiscal year ended December 31, 2000 was $ 21,025.

Sub-Adviser. JNAM has entered into a Sub-Advisory Agreement with First Trust Advisors L.P. (First Trust) to manage the investment and reinvestment of the assets of the Series, subject to JNAM's supervision.

First Trust, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the sub-adviser for the Series. First Trust's address is 1001 Warrenville Road, Lisle, Illinois 60532. First Trust is a limited partnership with one limited partner, Grace Partners of Dupage L.P., and one general partner, Nike Securities Corporation. Grace Partners of Dupage L.P. is a limited partnership with one general partner, Nike Securities Corporation, and a number of limited partners. Nike Securities Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Pursuant to a Sub-Advisory Agreement with JNAM, First Trust is responsible for selecting the investments of the Series consistent with the investment objectives and policies of the Series, and will conduct securities trading for the Series. First Trust discharges its responsibilities subject to the policies of the Board of Managers of the Fund and the oversight and supervision of JNAM, which pays First Trust's sub-advisory fees.


Under the Sub-Advisory Agreement, First Trust provides the Series with discretionary investment services. Specifically, First Trust is responsible for supervising and directing the investments of the Series in accordance with the Series' investment objective, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. First Trust is also responsible for effecting all security transactions on behalf of the Series.


As compensation for its services, First Trust receives a fee, which is paid by JNAM. The Sub-Advisory Agreement also provides that First Trust, its directors, officers, employees, and certain other persons performing specific functions for the Series will only be liable to the Series for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Sub-Advisory Agreement continues in effect for the Series from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Series and by the interest holders of the Series or the Board of Managers. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding interests of the Series, and will terminate automatically upon assignment or upon the termination of the investment management agreement between JNAM and the Series. Additional Series may be subject to a different agreement. The Sub-Advisory Agreement also provides that First Trust is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (Code), applicable to the Series (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). JNAM is obligated to pay First Trust out of the advisory fee it receives from the Series the following fees:


Assets                                  Fees
------                                  ----
$0 to $500 million                      .35%
$500 million to $1 billion              .30%
Over $1 billion                         .25%


License Agreements. JNAM, JNL and the Series have entered into a Sub-License Agreement with First Trust under the terms of which the Series and JNL are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Administrative Fee. The Series pays to JNAM an Administrative Fee of .10% of the average daily net assets of the Series. In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Series. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing, managers fees and all other services necessary for the operation of the Series. The Series is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

Custodian and Transfer Agent. Boston Safe Deposit & Trust Company, One Boston Place, Boston, Massachusetts 02108, acts as custodian for the Series. In general, the custodian is responsible for holding the Series' cash and securities and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Series.

JNAM is the transfer agent and dividend-paying agent for the Series.


Independent Accountants. Effective April 11, 2001, PricewaterhouseCoopers LLP has resigned as independent accountants for the JNL Variable Fund V LLC. The JNL Variable Fund V LLC has not received an adverse opinion, nor were there any disagreements with PricewaterhouseCoopers LLP. The Board of Trustees will be meeting shortly to appoint new independent accountants for the JNL Variable Fund V LLC.


Series Transactions and Brokerage. Pursuant to the Sub-advisory Agreement, First Trust is responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. First Trust has no formula for the distribution of the Fund's brokerage business, its intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, First Trust will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for its own account.


In selecting brokers and dealers through whom to effect transactions, First Trust will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by First Trust, either in terms of a particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, First Trust will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, First Trust may use a broker whose commission in effecting the transaction is higher than that of some other broker if First Trust determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or First Trust's overall responsibilities with respect to the Fund and any other accounts managed by First Trust. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Conduct Rules of the NASD, First Trust may consider the sale of shares of the Series or variable insurance products that use the Series as investment vehicles, or may consider or follow recommendations of JNAM that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Series, subject to the requirements of best net price available and most favorable execution. In this regard, JNAM may direct First Trust to try to effect a portion of a Series' transactions through broker-dealers that give prominence to variable insurance products using the Series as investment vehicles, to the extent consistent with best net price available and most favorable execution.


To the extent research services are used by First Trust in rendering investment advice to the Fund, such services would tend to reduce First Trust' expenses. However, First Trust does not believe that an exact dollar value can be assigned to these services. Research services received by First Trust from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by First Trust.

The Managers periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Series and review commissions paid by the Series over a period of time to determine if they are reasonable in relation to the benefit to the Series.


Any portfolio transaction for a Series may be executed through brokers that are affiliated with the Fund, JNAM and/or First Trust, if, in First Trust's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Series a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of JNAM or First Trust. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when JNAM and First Trust believe that to do so is in the interest of the Fund. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the period indicated, the Series paid the following amounts in brokerage commissions.

                                                        Fiscal year ended
                                                        December 31, 2000*

JNL/ First Trust The Dow sm Target 10 Series*             $  7,814


* Commenced operations on January 3, 2000.


As of December 31, 2000, the following Series owned securities of one of the Fund's regular broker/dealers:

                                                              Amount of
Series                       Broker/Dealer                   Shares Owned
-------                      -------------                   ------------

JNL/First Trust The Dowsm    Dreyfus Investment Services         5,697
  Target 10 Series

Code of Ethics. To mitigate the possibility that the Series will be adversely affected by personal trading of employees, the Fund, JNAM and First Trust have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. JNAM's Code complies, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.


                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

The Separate Account may purchase interests of the Series at their net asset value. Interests are purchased using premiums received on policies issued by JNL. The Separate Account is funded by interests of the Fund.

All investments in the Fund are credited to the interest holder's account in the form of full and fractional interests of the Series (rounded to the nearest 1/1000 of an interest). The Fund does not issue interest certificates.

As stated in the Prospectus, the net asset value (NAV) of Series' interests is determined once each day on which the New York Stock Exchange (NYSE) is open (Business Day) at the close of the regular trading session of the Exchange (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of Series' interests is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per interest NAV of the Series is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of interests outstanding. In determining NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using exchange rates in effect at the time of valuation. The Series will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Managers.

The Fund may suspend the right of redemption for the Series only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of interest holders.

                             ADDITIONAL INFORMATION

Description of Interests. The Fund may issue an unlimited number of full and fractional interests of the Series and divide or combine such interests into a greater or lesser number of interests without thereby changing the proportionate interests in the Fund. Each interest of the Series represents an equal proportionate interest in the Series with each other interest. The Fund reserves the right to create and issue any number of series of interests. In that case, the interests of each series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of the Series, interest holders are entitled to share pro rata in the net assets of the Series available for distribution to interest holders. Each issued and outstanding interest in the Series is entitled to participate equally in dividends and distributions declared by the Series, and in the net assets of the Series remaining upon liquidations or dissolution after outstanding liabilities are satisfied. The interests of the Series, when issued, are fully paid and nonassessable. They have no preemptive, conversion, cumulative dividend or similar rights. They are freely transferable. Interests in the Series do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

Voting Rights. Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Managers and on other matters submitted to meetings of interest holders. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of interests of the Series affected by the proposal. When a majority is required under the Investment Company Act of 1940, as amended, it means the lesser of 67% or more of the interests present at a meeting when the holders of more than 50% of the outstanding interests are present or represented by proxy, or more than 50% of the outstanding interests.

Interest Holder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address shown on the cover page of the Prospectus.

                                   TAX STATUS

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to the Separate Account, the Fund is disregarded as an entity for purposes of federal income taxation. Jackson National Life, through the Separate Account, is treated as owning the assets of the Series directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to JNL or to policy owners, when left to accumulate within a variable annuity policy. Tax disclosure relating to the variable annuity policies that offer the Fund as an investment alternative is contained in the prospectuses for those policies.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity policies (that is, the assets of the Series). Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

The Series will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of the Series.

                              FINANCIAL STATEMENTS


The financial statements of the JNL/First Trust The Dow sm Target 10 Series for the period ended December 31, 2000 are incorporated by reference from the Fund's Annual Report to interest holders which is available at no charge upon written or telephone request to the Fund at the address and telephone number set forth on the front page of this Statement of Additional Information.

                             JNL VARIABLE FUND V LLC

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

(a) Certificate of Formation of Registrant dated January 26, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(b) Operating Agreement of Registrant, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(c)      Not Applicable

(d)(1)   Investment Advisory and Management Agreement between
         Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's
         Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

   (2) Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and First Trust Advisors L.P. dated May 26, 1999, incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed with the Securities and Exchange Commission on July 22, 1999.

   (3)   Investment Advisory and Management Agreement between
         Registrant and Jackson National Asset Management, LLC dated January 31, 2001, attached hereto.

   (4) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and First Trust Advisors L.P. dated
         January 31, 2001, attached hereto.

(e) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account V dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

(f)      Not Applicable

(g) (1) Delegation, Custody and Information Services Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

         (2) Amended and Restated Mutual Fund Custody Agreement between the Registrant and Boston Safe Deposit and Trust Company dated May 1, 2000, attached hereto.

(h) (1) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated May 14, 1999, incorporated by reference to Registrant's Registration Statement filed with the Securities and Exchange Commission on May 28, 1999.

         (2) Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, attached hereto.

(i)      Opinion of Counsel, attached hereto.

(j)      Consent of Auditors, attached hereto.

(k)      Not Applicable

(l)      Not Applicable

(m)      Not Applicable

(n)      Not Applicable

(o)      Not Applicable

(p)(1) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2000.

   (2) First Trust Advisors, L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 1 to
         Registrant's Registration Statement filed with the Securities and Exchange Commission on April 17, 2000.

   (3)   The Registrant's Code of Ethics, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

                  Jackson National Life Separate Account I Jackson National Life Separate Account III Jackson National Separate Account V Jackson National Separate Account VI JNLNY Separate Account I JNLNY Separate Account II

Item 25. Indemnification.

                  Article IV of the Registrant's Operating Agreement provides that each of its Managers and Officers (including persons who serve at the Registrant's request as managers, directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

                  Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant, and by separate agreement Jackson National Life Insurance Company has agreed to indemnify managers of the Registrant who are not interested persons of the Registrant or its investment adviser.

Item 26. Business and Other Connections of Investment Adviser.

                  Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC (JNAM) contained in the section entitled "Management of the Fund" of the Prospectus, and the biographical information pertaining to Messrs. Hopping,Frauenheim, Meyer, Fritts, McLellan, McPherson and Nerud and Ms. Rhee, contained in the section entitled "Management of the Fund" and the description of JNAM contained in the section entitled "Investment Advisory and Other Services" of the Statement of Additional Information.

                  Directors and Officers of JNFSLLC:

Name                       Address                    Principal Occupation

Andrew B. Hopping          1 Corporate Way            President, Managing
                           Lansing, MI 48951          Board Member
                                                      (3/98 to Present)

Mark D. Nerud              1 Corporate Way            Chief Financial Officer,
                           Lansing, MI 48951          Managing Board Member
                                                      (3/98 to Present)

Susan S. Rhee              1 Corporate Way            Secretary
                           Lansing, MI 48951          (1/00 to Present)


First Trust Advisors L.P., file No. 801-39950, the sub-adviser of the series of the Fund, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-adviser and other required information

Item 27. Principal Underwriters.

                  Not Applicable.

Item 28. Location of Accounts and Records

                  Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
                  (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9),
                  (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108.

Item 21.          Management Services.

                  Not Applicable.

Item 30. Undertakings.

(a)      Not Applicable.

(b)      Not Applicable.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 11th day of April, 2001.


                               JNL VARIABLE FUND V LLC


                               By:     /s/ Andrew B. Hopping by Thomas J. Meyer*
                                       -----------------------------------------
                                        Andrew B. Hopping
                                        President, CEO and Manager


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Andrew B. Hopping by Thomas J. Meyer*   President,            April 11, 2001
-----------------------------------------   CEO and Manager       -------------
Andrew B. Hopping

/s/ Robert A. Fritts by Thomas J. Meyer*    Vice President,       April 11, 2001
-----------------------------------------   Treasurer,            -------------
Robert A. Fritts                            CFO and Manager

/s/ Joseph Frauenheim by Thomas J. Meyer*   Manager               April 11, 2001
-----------------------------------------                         -------------
Joseph Frauenheim

/s/ Richard McLellan by Thomas J. Meyer*    Manager               April 11, 2001
-----------------------------------------                         -------------
Richard McLellan

/s/ Peter McPherson by Thomas J. Meyer*     Manager               April 11, 2001
-----------------------------------------                         -------------
Peter McPherson

/s/ Thomas J. Meyer                                               April 11, 2001
--------------------------------------------                      -------------
* Attorney In Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as managers of JNL VARIABLE FUND V LLC, a Delaware limited liability company, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Variable Fund V LLC, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Robert P. Saltzman, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.


/s/ Andrew B. Hopping                                          January 2, 2001
-----------------------------------                            -----------------
Andrew B. Hopping                                              Date


/s/  Robert A. Fritts                                          January 2, 2001
-----------------------------------                            -----------------
Robert A. Fritts                                               Date


/s/ Joseph Frauenheim                                          January 2, 2001
-----------------------------------                            -----------------
Joseph Frauenheim                                              Date


/s/ Richard McLellan                                           January 2, 2001
-----------------------------------                            -----------------
Richard McLellan                                               Date


/s/ Peter McPherson                                            January 2, 2001
-----------------------------------                            -----------------
Peter McPherson                                                Date

                                   EXHIBIT LIST


Exhibit
Number            Description

23.(d)(3)    Investment Advisory and Management Agreement between
             Registrant and Jackson National Asset Management, LLC,
             attached hereto as EX-99.d3
23.(d)(4)    Investment Sub-Advisory Agreement between Jackson National
             Asset Management, LLC and First Trust Advisors L.P. ,
             attached hereto as EX-99.d4
23.(g)(2)    Amended and Restated Mutual Fund Agreement between the
             Registrant and Boston Safe Deposit and Trust Company,
             attached hereto as EX-99.g2
23(h)(2)     Administration Agreement between Registrant and Jackson
             National Asset Management, LLC, attached hereto as EX-99.h2
23. (i)      Opinion of Counsel, attached hereto as EX-99.i LEGAL OPININ.
23.(j)       Consent of Auditors, attached hereto as EX-99.j AUDIT OPININ.
23.(p)(3)    The Registrant's Code of Ethics, attached hereto as EX-99.p3
             CODE ETH